Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2021
Property and Equipment
Summary of property and equipment

	2021	2020
Commercial production equipment	$9,139	$6,198
Laboratory equipment	1,316	1,306
Leasehold improvements	4,674	4,662
Computer equipment	416	181
Furniture and fixtures	321	168
Construction in progress	12,684	111
Total cost	28,550	12,626
Accumulated depreciation	(6,468)	(4,145)
Net property and equipment	$22,082	$8,481